UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 October 6, 2006
                Date of Report (Date of earliest event reported)

                       FIRST AMERICAN CAPITAL CORPORATION
             (Exact Name of Registrant as specified in its charter)




            Kansas                        0-25679                48-1187574
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)



                         1303 S.W. First American Place
                              Topeka, Kansas 66044
                    (Address of Principal Executive Offices)



                                 (785) 267-7077

              (Registrant's Telephone Number, Including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry in a Material Definitive Agreement

See attached as Exhibit 99.1 to this Form 8-K a Press Release dated October 6, 2006 announcing that on October 6, 2006, First American Capital Corporation ("FACC") signed a definitive agreement to sell newly-issued shares representing 55% of the common stock of the company to Brooke Corporation of Overland Park, Kansas. A brief description of the terms and conditions of the definitive agreement can be found in the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

On October 6, 2006, we entered into a definitive  agreement as described in Item
1.01 above and in the press release attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference. At the Closing, which is currently scheduled for November 15, 2006, Brooke Corporation shall purchase 3,742,943 initial shares of common stock of FACC for $2,552,182 to be paid to FACC. FACC shall also deliver a warrant to Brooke Corporation to purchase an additional 1,643,460 shares of common stock of FACC upon the payment of the exercise price of $447,818 (the "Warrant"). After exercising the Warrant, Brooke will own the equivalent of 55% of the outstanding shares of common stock of FACC, and FACC will have received a total of $3,000,000 and contribution of the MGA Loan
Brokerage Business of CJD & Associates, Inc., a subsidiary of Brooke Corporation, to First Life Brokerage, Inc., an unregulated FACC subsidiary. The consideration received by FACC in the previous sentence shall be the aggregate offering price. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, for the above issuance, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale, and the Company took appropriate measures to restrict transfer.

Item 9.01.  Financial Statements and Exhibits


(d)  Exhibits.

Exhibit
Number      Description
-------     -----------
99.1        Press Release dated October 6, 2006


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                First American Capital Corporation
Date: October 6, 2006

                                By:   /s/ Harland Priddle
                                     ------------------------------------------
                                     Name:   Harland Priddle
                                     Title:  Chairman of the Board of Directors